SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 7, 2000
                                                          ----------------------

                             First Union Corporation
                             -----------------------
             (Exact name of registrant as specified in its charter)

       North Carolina                  1-10000                 56-0898180
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)

        One First Union Center
      Charlotte, North Carolina                   28288-0013
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(Address of principal executive offices)          (Zip Code)

        Registrant's telephone number, including area code (704)374-6565
                                                           ---------------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 5. Other Events.

                  Attached hereto as Exhibit (4)(a) is a Form of Instrument of Resignation, Appointment and Acceptance, dated as of July 7, 2000 (the "Tri-Party Agreement"), among First Union Corporation (the "Corporation"), The Bank of New York, as successor to Harris Trust and Savings Bank ("BONY"), and Bank One Trust Company, National Association ("Bank One").

                  Attached hereto as Exhibit (4)(b) is a Form of Fourth Supplemental Indenture, dated as of July 7, 2000 (the "Fourth Amendment"), to the Indenture, dated as of March 15, 1986 (as amended by a First Supplemental Indenture dated as of August 1, 1990, by a Second Supplemental Indenture dated as of November 15, 1992, and by a Third Supplemental Indenture dated as of February 7, 1996) between the Corporation and Bank One.

                  The Tri-Party Agreement effects the resignation of BONY as trustee under the Indenture, the appointment by the Corporation of Bank One as successor trustee under the Indenture and the acceptance by Bank One of the appointment as successor trustee under the Indenture. The Fourth Amendment effects certain changes to the Indenture to reflect the Tri-Party Agreement.

                  Also attached hereto as Exhibit (25) is a Form T-1 of Bank
One.

Item 7.  Financial Statements and Exhibits.

Exhibit No.                            Description
-----------                            -----------

  (4)(a) Form of Instrument of Resignation, Appointment and Acceptance, dated as of July 7, 2000, among the Corporation, BONY and Bank One.

  (4)(b) Form of Fourth Supplemental Indenture, dated as of July 7, 2000, among the Corporation and Bank One.

   (25) Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Bank One.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           FIRST UNION CORPORATION


Date: July 7, 2000                         By:       /s/ Thomas J. Wurtz
                                                ------------------------
                                           Thomas J. Wurtz
                                           Senior Vice President and Treasurer
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                                  EXHIBIT INDEX


Exhibit No.                                Description
-----------                                -----------

  (4)(a) Form of Instrument of Resignation, Appointment and Acceptance, dated as of July 7, 2000, among the Corporation, BONY and Bank One.

  (4)(b) Form of Fourth Supplemental Indenture, dated as of July 7, 2000, among the Corporation and Bank One.

   (25) Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Bank One.